                                                                   EXHIBIT 10.53

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 ----------------------------------------------

This Amendment is made as of February 12, 1996 ("Amendment") to supplement and amend that certain Purchase and Sale Agreement dated as of August 7, 1995 and all documents related thereto (collectively, the "Sale Agreement") between HELLER FINANCIAL, INC., a Delaware corporation ("Heller") and BANKVEST CAPITAL CORP., a Massachusetts corporation ("BankVest"). Any capitalized terms used herein and which are defined in the Sale Agreement shall have the meaning set forth in the Sale Agreement. Where a textual passage is amended in part only, new language may be shown double underlined, deleted language may be shown in
                          =================
*strikeout* and ... (an ellipsis) may be used for language that is unmodified. Such double underlining, strike out and ellipses as used herein are for convenience only to illustrate changes from the Sale Agreement, and are not part of the Sale Agreement as amended.

                             PRELIMINARY STATEMENT
                             ---------------------

   A. Pursuant to the Sale Agreement, BankVest has assigned to Heller BankVest's right, title and interest in and to various Contracts and Payments thereunder, and assigned to Heller all of BankVest's right, title and interest in and to, or grated to Heller a security interest in the Equipment covered by such Contracts;

   B. BankVest desires to increase the available aggregate Repurchase Price with respect to all Contracts to $7,500,000 (the "Increased Facility"), with availability to be shared between the Sale Agreement and that certain Loan and Security Agreement dated as of August 7, 1995 by and between Heller and BankVest ("Loan Agreement"). Heller is willing to comply with BankVest's request, subject to the terms and conditions set forth below.

   NOW, THEREFORE, it is hereby agreed as follows:

   1.  AMENDMENT OF DEFINITIONS; ADDITIONAL DEFINITIONS.
       ------------------------------------------------

       1.1 New definitions, Loan and Security Agreement, Lockbox Compliance
                            ---------------------------  ------------------
       Ratio and Lockbox Compliance Ratio Covenant shall be added as follows:
       -----     ---------------------------------

               "Loan and Security Agreement or Loan Agreement:  that certain
                ---------------------------    --------------
           Loan and Security Agreement dated as of August 7, 1995 between BankVest and Heller, as amended from time to time."

               "Lockbox Compliance Ratio shall have the meaning set forth in
                ------------------------
           Exhibit H -- Lockbox Compliance Certificate."

               "Lockbox Compliance Ratio Covenant:  a requirement that the
                ---------------------------------
           Lockbox Compliance Ratio, as set forth in the most recently due Lockbox Compliance Certificate, expressed as a percentage, be equal to or greater than eighty percent (80%)."

       1.2 The definition of Acquisition Cost shall be amended to read as
                             ----------------
            follows:

               "Acquisition Cost: all costs and expenses incurred by BankVest in
                ----------------
           connection with the acquisition of any Eligible Equipment, including, without limitation, sales or use taxes, freight or installation costs, and license fees, but excluding any down payments or deposits
                                                                    ===========
           (including security deposits) made by Lessee."
           =============================

       1.3 The definition of Collection Agent shall be amended to read as
                              ----------------
           follows:

               "Collection Agent: XEROX ADMINISTRATIVE SERVICES, PARISH
                ----------------
           FINANCIAL SERVICING CO., L.P., or any successor entity jointly
                                                                  =======
           approved by Heller and BankVest which is authorized to service,
           ========================================
           administer and collect remittances due from Lessees under Facility Contracts."

       1.4 The definition of Lockbox Agreement shall be amended to read as
                             -----------------
           follows:

               "Lockbox Agreement: the agreement among BankVest, Collection
                -----------------
           Agent and Heller, substantially in the form attached hereto as Exhibit E and subject to Heller's approval, which shall set forth the
                     ================================
           terms, conditions and provisions of the Lockbox."

   2.  PURCHASE PRICE.  The last sentence of Section 2 shall be amended to read
       --------------
       as follows:

           "Notwithstanding anything contained herein to the contrary, (i)
                                                                      =====
       Heller shall not be obligated to purchase any Contracts if at the time of
       =========================================================================
       purchase, or as a result of such purchase, BankVest is or would be in
       =====================================================================
       violation of the Lockbox Compliance Ratio Covenant, and (ii) at no time
       ============================================================
       shall the aggregate Repurchase Price with respect to all Contracts exceed the sum of *Three Million Dollars ($3,000,000)* Seven Million Five
                                                       ==================
       Hundred Thousand Dollars ($7,500,000) less all amounts outstanding under
       ========================================================================

       the Loan Agreement."
       ====================
   3.  FINANCIAL STATEMENTS AND OTHER REPORTS.  Section 6(a) shall be amended to
       --------------------------------------
       read as follows:

           "(a)   maintain full and complete books of account and other records reflecting the results of BankVest's operations, all in accordance with GAAP, and shall furnish or cause to be furnished to Heller within:

               (i) 120 days after the end of each year, the audited financial statements for such year for BankVest certified (without qualification as to the opinion or scope of examination) by a firm of independent certified public accountants selected by BankVest and satisfactory to Heller;

               (ii)  Semi-annually, within 30 days of period end, computer
                     =====================================================
           diskettes/tapes containing all backup data regarding BankVest's
           ===============================================================
           portfolio, in format acceptable to Heller;
           =========================================

               (iii) 30 days after the end of each quarter, (I) a true and
                                                                ==========
           correct copy of the Lockbox statements for the preceding quarter,
           =================================================================
           (II) the completed Lockbox Compliance Certificate for the preceding
           ===================================================================
           quarter, in the form attached hereto as Exhibit O, (III) computer
           =================================================================
           diskettes/tapes containing all backup data regarding Facility
           =============================================================
           Contracts and Facility Equipment, in format acceptable to Lender; and
           =====================================================================
           (IV) reports setting forth leasing, remarketing activities and
           ====
           insurance settlements with respect to all Facility Equipment;

               (iv) 60 days after the end of each quarter, quarterly financial statements of BankVest;

               (v)  30 days after the end of each month: reports setting forth
               ===
           (I) any change in the identity or location of all Facility Equipment and (II) all cash applications pertaining to the Facility Contracts, and (III) amounts received and receivable due under each Facility Contract, including the amounts overdue and the period for which such amounts are overdue,

               (vi) 10 days after receipt thereof by BankVest, copies of all
               ====
           End-User financial statements required to be delivered to BankVest pursuant to the applicable Contract.

           All of the items described in clauses (ii) *and (iii)* through (v)
                                                                  ===========
       of this Section shall be certified by an authorized officer of BankVest."

   4.  ADDITIONAL EVENTS OF DEFAULT.  The following shall be added as additional
       ----------------------------
Events of Default at the end of the first sentence of section Section 12(a) thereunder:

           ", (iv) if XEROX ADMINISTRATIVE SERVICES or PARISH FINANCIAL
            ===========================================================
       SERVICING CORP., L.P. shall give notice that it intends to terminate the
       ========================================================================
       Lockbox Agreement, and within the foregoing notice period, no substitute
       ========================================================================
       Collection Agent shall have executed a Lockbox Agreement in form and
       ====================================================================
       substance acceptable to Heller, or (v) if BankVest shall have failed to
       =======================================================================
       comply with the Lockbox Compliance Ratio Covenant and such failure is not
       =========================================================================
       cured within sixty (60) days' notice from Heller to BankVest."
       ============================================================

   5.  FORM OF LOCKBOX COMPLIANCE CERTIFICATE/EXHIBIT H.  An Exhibit H -- Form
       -------------------------------------------------
of Lockbox Compliance Certificate shall be added in the form attached to this Amendment as Exhibit H.

   6.  INCREASED IN AGGREGATE PURCHASE PRICE.  Subject to the satisfaction of
       --------------------------------------
the terms and conditions of this Amendment, the maximum available Repurchase Price under the Sale Agreement shall be increased from $3,000,000.00 to $7,500,000.00, less any amounts outstanding under the Loan Agreement.

   7.  CONDITIONS OF INCREASE.  The obligation of Heller to increase the
       -----------------------
available Repurchase Price under the Sale Agreement shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to Heller:

       7.1 Representations and Warranties.  The representations and warranties
           ------------------------------
   set forth in this Amendment and the Sale Agreement, where applicable, shall be true and correct as of February 12, 1996 and as of the date this Amendment is executed by BankVest.

       7.2 Delivery of Documents.  The following shall have been delivered to
           ---------------------
   Heller, each duly authorized and executed:

           (a) a certificate of incumbency of BankVest in the form of Exhibit 1 attached hereto, and a Unanimous Consent in the form of Exhibit 2 attached hereto;

           (b) a current certificate of good standing in the states in which BankVest is qualified or authorized to do business;

           (c) certified copies of any amendments to the articles of incorporation and by-laws of BankVest since the date such materials were last furnished to Heller; and

           (d) such other documents, certificates, consents and waivers as Heller may request.

       7.3  Closing Certificate.  BankVest shall deliver to Heller a closing
            -------------------
   certificate in the form of Exhibit 4 attached hereto, signed by the President, Vice President, Secretary or Treasurer of BankVest.

       7.4 Material Adverse Changes.  No event shall have occurred which has a
           ------------------------
   material adverse effect on (i) the financial condition, property, business, operations, prospects or profits of BankVest or the ability of BankVest to perform its obligations hereunder or under the Sale Agreement or (ii) the projections for financial performance of BankVest as set forth in any document or paper furnished to Heller by BankVest or its representatives.

   8.  REPRESENTATIONS AND WARRANTIES. BankVest represents and warrants to
       ------------------------------
Heller that all representations and warranties set forth in the Sale Agreement, as modified by this Amendment as applicable, are true, complete and accurate in all respects as of the date hereof.

   9.  SURVIVAL OF ORIGINAL AGREEMENT.  Except as amended hereby, the Sale
       ------------------------------
Agreement shall remain in full force and effect, and BankVest shall continue to be subject to the security interests and liens granted thereunder.

   10. SUCCESSORS AND ASSIGNS. The terms hereof shall inure to the benefit of
       ----------------------
and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

   11. COUNTERPARTS. This Amendment shall not be effective unless and until it
       ------------
has been executed by all parties hereto. This Amendment may be executed in multiple counterparts, and signatures by facsimile shall be deemed acceptable.


                     SIGNATURE BLOCK ON THE FOLLOWING PAGE

   IN WITNESS WHEREOF, the parties have executed this Amendment as of February 12, 1996.

BANKVEST CAPITAL CORP.                  HELLER FINANCIAL, INC.


By: ________________________________    By: _______________________________
Title: _____________________________    Title: ____________________________

Attest:


____________________________________

                                   EXHIBIT H
                                   ---------

                     Form of Lockbox Compliance Certificate
                     --------------------------------------

      LOCKBOX COMPLIANCE CERTIFICATE FOR THE QUARTER ENDED _______________

(A): TOTAL DOLLAR AMOUNT OF ALL CHECKS RECEIVED IN OUR LOCKBOX ON LOANS/LEASES ASSIGNED TO HELLER FINANCIAL, INC. ____________________./1/

(B): TOTAL DOLLAR AMOUNT OF ALL PAYMENTS RECEIVED ON LOANS/LEASES ASSIGNED TO HELLER FINANCIAL, INC. _________________________________.


LOCKBOX COMPLIANCE RATIO (A DIVIDED BY B)  ____________________.




______________________________________
          /1/ Note: This amount should only include checks forwarded directly by the Lessee to the Lockbox. It should not include checks forwarded to BankVest and subsequently forwarded to the Lockbox.

                                   EXHIBIT 1
                                   ---------

                         FORM OF INCUMBENCY CERTIFICATE
                                       OF
                             BankVest Capital Corp.
                             ----------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:


     Name                     Title                    Signature
    ------                    -----                    ---------
_______________          ________________          ___________________
_______________          ________________          ___________________
_______________          ________________          ___________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the __ day of February, 1996.



BANKVEST CAPITAL CORP.


By: _______________________

Title: ______________________

                                   EXHIBIT 2
                                   ---------

              FORM OF UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                   AND SHAREHOLDERS OF BANKVEST CAPITAL CORP.

   We, the undersigned, being all of the Shareholders and all of the members of the Board of Directors of BankVest Capital Corp., a Massachusetts corporation (the "Company"), hereby do consent to the adoption of, and hereby do adopt, the following resolutions:

   WHEREAS, the Company and Heller Financial, Inc., a Delaware corporation ("Heller") entered into a Sale Agreement dated as of August 7, 1995 ("Sale Agreement"), pursuant to which BankVest has assigned to Heller BankVest's right, title and interest in and to various Contracts and Payments thereunder, and assigned to Heller all of BankVest's right, title and interest in and to, or grated to Heller a security interest in the Equipment covered by such Contracts;

   WHEREAS, there has been presented and reviewed by the President, Vice President, Secretary or Treasurer of the Company (i) a proposed form of an Amendment to Sale Agreement ("Amendment") to be executed by and between Heller and the Company and (ii) proposed forms of certain other documents to be executed in connection with the consummation of the transactions contemplated by the Amendment (the "Related Amendment Agreements"). The Sale Agreement, the Amendment and the Related Amendment Agreements shall hereinafter collectively be referred to as the "Sale Agreement". All other capitalized terms used herein which are not otherwise defined herein and which are defined in the Sale Agreement shall have the meaning set forth in the Sale Agreement;

   WHEREAS, pursuant to the terms of the Amendment, Heller proposed to increase the amount of the available Repurchase Price for Contracts to $7,500,000 (the "Increased Facility"), less any amounts outstanding under that certain Loan and Security Agreement dated as of August 7, 1995, as amended from time to time;

   WHEREAS, as a condition precedent to the Increased Facility, Heller requires, inter alia, the execution and delivery by the Company of the Amendment and the other Related Amendment Agreements to which the Company is to be a party; and

   WHEREAS, the Board of Directors of the Company and the Shareholders of the Company deem it to be in the best interest of the Company to obtain the Increased Facility, and to execute and deliver the Amendment and all other Related Amendment Agreements to which the Company is to be a party, and to effect the transactions contemplated therein;

   NOW, THEREFORE, it is hereby resolved that the Company be and it hereby is authorized to execute and deliver to Heller the Amendment and each of the Related Amendment Agreements to which the Company is to be a party; and

   FURTHER RESOLVED, the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company to execute and deliver the Amendment, each of the Related Amendment Agreements to which the Company is a party, and all other documents, instruments, agreements and statements, which may be necessary to effectuate the transactions contemplated hereby and thereby, all of which shall be in the forms previously reviewed by the undersigned, or with such changes as the officer(s) executing the same shall approve, and the execution and delivery thereof by such officer(s) shall constitute the approval of the terms thereof;

   FURTHER RESOLVED, that the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company, to do and perform any and all other acts and to execute and deliver any and all other documents, instruments and certificates, which may be necessary, appropriate or desirable in order to consummate the transactions contemplated hereby.

   FURTHER RESOLVED, that these resolutions may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall be deemed to be one and the same instrument.

Dated: __________________________

DIRECTORS:

_______________________________

_______________________________

_______________________________

                                   EXHIBIT 4
                                   ---------

                             BANKVEST CAPITAL CORP.

                          FORM OF CLOSING CERTIFICATE
                          ---------------------------

Heller Financial, Inc.
One TransAm Plaza Drive -- Suite 222
Oakbrook Terrace, Illinois  60181

Ladies and Gentlemen:

Pursuant to that certain Sale Agreement dated as of August 7, 1995 by and between BANKVEST CAPITAL CORP., a Massachusetts corporation ("BankVest"), and HELLER FINANCIAL, INC., a Delaware corporation ("Heller"), as amended by the Amendment to Sale Agreement ("Amendment") dated as of February 12, 1996; (collectively, "Sale Agreement"), and as an inducement to and part of the consideration for the Increased Facility (as defined in the Sale Agreement), the undersigned hereby warrants and represents to you that:

     1. All representations and warranties made by the undersigned in the Sale Agreement and the related documents are true and correct in all material respects as of the date hereof.

     2. No Event of Default exists (as such term is defined in the Sale Agreement).

DATED as of February ________________, 1996.

BANKVEST CAPITAL CORP.                        Attest:



By:______________________________             ______________________
Its: ____________________________

                INCUMBENCY CERTIFICATE OF BankVest Capital Corp.
                ------------------------------------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:

     Name                   Title              Signature
     ----                   -----              ---------
_______________        _______________     _________________
_______________        _______________     _________________
_______________        _______________     _________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day of June, 1995.

BANKVEST CAPITAL CORP.


By: _______________________

Title: ____________________

                              CLOSING CERTIFICATE
                              -------------------

Heller Financial, Inc.
One TransAm Plaza Drive -- Suite 222
Oakbrook Terrace, Illinois  60181

Ladies and Gentlemen:

Pursuant to that certainSale Agreement dated as of August 7, 1995 by and between BANKVEST CAPITAL CORP., a Massachusetts corporation ("BankVest"), and HELLER FINANCIAL, INC., a Delaware corporation ("Heller"), as amended by the Amendment to Sale Agreement ("Amendment") dated as of February 12, 1996; (collectively, "Sale Agreement"), and as an inducement to and part of the consideration for the Increased Facility (as defined in the Sale Agreement), the undersigned hereby warrants and represents to you that:

     1. All representations and warranties made by the undersigned in the Sale Agreement and the related documents are true and correct in all material respects as of the date hereof.

     2. No Event of Default exists (as such term is defined in the Sale Agreement).

DATED as of December  __________, 1995.

BANKVEST CAPITAL CORP.                        Attest:



By:______________________________        ______________________
Its: ____________________________

                  UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                   AND SHAREHOLDERS OF BANKVEST CAPITAL CORP.
    _________________________________________________________________________

   We, the undersigned, being all of the Shareholders and all of the members of the Board of Directors of BankVest Capital Corp., a Massachusetts corporation (the "Company"), hereby do consent to the adoption of, and hereby do adopt, the following resolutions:

   WHEREAS, the Company and Heller Financial, Inc., a Delaware corporation ("Heller") entered into a Sale Agreement dated as of August 7, 1995 ("Sale Agreement"), pursuant to which BankVest has assigned to Heller BankVest's right, title and interest in and to various Contracts and Payments thereunder, and assigned to Heller all of BankVest's right, title and interest in and to, or grated to Heller a security interest in the Equipment covered by such Contracts;

   WHEREAS, there has been presented and reviewed by the President, Vice President, Secretary or Treasurer of the Company (i) a proposed form of an Amendment to Sale Agreement ("Amendment") to be executed by and between Heller and the Company and (ii) proposed forms of certain other documents to be executed in connection with the consummation of the transactions contemplated by the Amendment (the "Related Amendment Agreements"). The Sale Agreement, the Amendment and the Related Amendment Agreements shall hereinafter collectively be referred to as the "Sale Agreement". All other capitalized terms used herein which are not otherwise defined herein and which are defined in the Sale Agreement shall have the meaning set forth in the Sale Agreement;

   WHEREAS, pursuant to the terms of the Amendment, Heller proposed to increase the amount of the available Repurchase Price for Contracts to $7,500,000 (the "Increased Facility"), less any amounts outstanding under that certain Loan and Security Agreement dated as of August 7, 1995, as amended from time to time;

   WHEREAS, as a condition precedent to the Increased Facility, Heller requires, inter alia, the execution and delivery by the Company of the Amendment and the other Related Amendment Agreements to which the Company is to be a party; and

   WHEREAS, the Board of Directors of the Company and the Shareholders of the Company deem it to be in the best interest of the Company to obtain the Increased Facility, and to execute and deliver the Amendment and all other Related Amendment Agreements to which the Company is to be a party, and to effect the transactions contemplated therein;

   NOW, THEREFORE, it is hereby resolved that the Company be and it hereby is authorized to execute and deliver to Heller the Amendment and each of the Related Amendment Agreements to which the Company is to be a party; and

   FURTHER RESOLVED, the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company to execute and deliver the Amendment, each of the Related Amendment Agreements to which the Company is a party, and all other documents, instruments, agreements and statements, which may be necessary to effectuate the transactions contemplated hereby and thereby, all of which shall be in the forms previously reviewed by the undersigned, or with such changes as the officer(s) executing the same shall approve, and the execution and delivery thereof by such officer(s) shall constitute the approval of the terms thereof;

   FURTHER RESOLVED, that the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company, to do and perform any and all other acts and to execute and deliver any and all other documents, instruments and certificates, which may be necessary, appropriate or desirable in order to consummate the transactions contemplated hereby.

   FURTHER RESOLVED, that these resolutions may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall be deemed to be one and the same instrument.

Dated: ________________________

DIRECTORS:

_______________________________

_______________________________

_______________________________

                                      ii